UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Navient Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36228	42-4701395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive
Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 283-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 28, 2026, Navient Holdings, Inc., a Delaware corporation (“Navient Holdings”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated October 28, 2026, by and among Navient Corporation, a Delaware corporation (“Navient”), Navient Holdings and Relay Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), pursuant to which Navient merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Navient Holdings (the “Reorganization”). In connection with the Reorganization, the name of Merger Sub has been changed to Navient LLC. This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purposes of establishing Navient Holdings as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Navient Holdings’ common stock, par value $0.01 (“Navient Holdings Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 1.01 by reference.

Adoption of the Merger Agreement and Consummation of the Reorganization

On October 28, 2026, Navient completed the Reorganization by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company (i.e., Navient Holdings, Inc.) without a vote of the stockholders of the legacy constituent corporation (i.e., Navient Corporation). At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Navient ceased and (ii) each share of common stock of Navient, par value $0.01 per share (“Navient Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Navient Holdings Common Stock, having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Navient Common Stock immediately prior to consummation of the Reorganization. The conversion of stock occurred automatically without an exchange of stock certificates for all shares held in book entry. Accordingly, each stockholder of Navient immediately prior to the Effective Time owned, immediately after the Effective Time, shares of Navient Holdings Common Stock in the same amounts and percentages as such stockholder owned in Navient immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction, such that the stockholders of Navient should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Navient Common Stock into shares of Navient Holdings Common Stock pursuant to the Reorganization.

Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of Navient Holdings are not materially different than the corresponding assets, businesses, and operations of Navient immediately prior to the consummation of the Reorganization.

As part of the Reorganization and the Merger, and as provided in the Merger Agreement, as of the Effective Time, (i) all outstanding awards with respect to shares of Navient Common Stock (such awards collectively, the “Navient RSUs”) issued pursuant to the Plans were adjusted pursuant to the Plans to be with respect to shares of Navient Holdings Common Stock (such awards collectively, the “Navient Holdings RSUs”) and (ii) all outstanding rights with respect to shares of Navient Common Stock pursuant to the ESPP were adjusted pursuant to the ESPP to be with respect to shares of Navient Holdings Common Stock (each, an “ESPP Option”). Each Navient Holdings RSU is subject to the same term, vesting schedule, acceleration provision (if applicable), and all other material terms and conditions (including but not limited to the terms and conditions applicable to such equity awards by virtue of the Plans). Each ESPP Option is subject to the same term, exercise price, exercisability, status as a nonqualified option for purposes of Section 423 of the Internal Revenue Code of 1986, as amended, and all other material terms and conditions (including but not limited to the terms and conditions applicable to such equity awards by virtue of the ESPP).

Navient Holdings Common Stock will begin trading on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “NAVI” on October 29, 2026.

Each of the shares of Navient Common Stock was registered pursuant to Section 12(b) of the Exchange Act and was listed on Nasdaq under the symbol “NAVI,” and has been delisted from Nasdaq in connection with the consummation of the Reorganization. Navient expects to file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to terminate the registration under Section 12(g) of the Exchange Act of Navient Common Stock. In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Navient Holdings is the successor issuer to Navient and has succeeded to the attributes of Navient as the registrant. Navient Holdings Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and Navient Holdings is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Navient Holdings hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

A description of Navient Holdings’ capital stock based on the provisions of the DGCL, the certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) is attached hereto as Exhibit 4.1 and incorporated herein by reference and will be available for incorporation by reference into certain of Navient Holdings’ filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

The foregoing description of the Merger Agreement is only a summary and is subject to, and entirely qualified by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 5.01 Changes in Control of the Registrant.

Upon the consummation of the Reorganization on October 28, 2026 as further described above under Item 2.01, a change of control of Navient Holdings occurred. Immediately prior to the Reorganization, Navient owned all of the issued and outstanding shares of Navient Holdings Common Stock. Upon consummation of the Reorganization, pursuant to the terms and conditions of the Merger Agreement, the former stockholders of Navient became the stockholders of Navient Holdings in accordance with Navient Holdings Common Stock exchange provisions and ratio set forth in the Merger Agreement. As a result of the Reorganization, Navient LLC became a wholly-owned subsidiary of Navient Holdings.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Appointments

The directors and executive officers of Navient Holdings are the same individuals who were directors and executive officers, respectively, of Navient immediately prior to the Merger. The Board consists of Edward Bramson, David L. Yowan, Larry A. Klane, Frederick Arnold, Anna Escobedo Cabral, Michael A. Lawson and Diane E. Offereins as directors. The information with respect to the experience and qualifications and Navient Holdings’ compensation of such persons set forth under the captions “Proxy Summary—Board of Directors Composition,” “Proposal 1—Election of Directors,” “Director Compensation” and elsewhere in Navient LLC’s definitive proxy statement for the 2026 Annual Meeting of Stockholders, as filed with the SEC on April 16, 2026 (the “Proxy Statement”) is incorporated by reference herein.

Anna Escobedo Cabral, Larry A. Klane, Diane E. Offereins and David L. Yowan have been appointed to the Executive Committee of the Board and Edward Bramson has been appointed as the chair of the Executive Committee. Frederick Arnold, Michael A. Lawson and Diane E. Offereins have been appointed to the Audit Committee of the Board and

Anna Escobedo Cabral has been appointed as the chair of the Audit Committee. Anna Escobedo Cabral, Larry A. Klane and Diane E. Offereins have been appointed to the Compensation and Human Resources Committee of the Board and Diane E. Offereins has been appointed as the chair of the Compensation and Human Resources Committee. Frederick Arnold and Michael A. Lawson have been appointed to the Nominations and Governance Committee of the Board and Larry A. Klane has been appointed as the chair of the Nominations and Governance Committee.

From and after the Effective Time, the executive officers of Navient Holdings prior to the Effective Time continued as executive officers of Navient Holdings, as set forth below.

Name	Age	Position with Navient Holdings
Edward Bramson	75	President and Chief Executive Officer
Steve M. Hauber	52	Executive Vice President, Chief Financial Officer & Principal Accounting Officer

Biographical information about Navient Holdings’ directors and executive officers is included in the Proxy Statement under “Proxy Summary—Board of Directors Composition,” “Proposal 1—Election of Directors” and “Executive Officers” and incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of Navient Holdings.

Executive Compensation Agreements

In connection with and upon the consummation of the Reorganization, Navient Holdings amended and restated the Change in Control Severance Plan for Senior Officers and the Executive Severance Plan for Senior Officers (together, the “Severance Plans”) in which the executive officers participate, effective as of October 29, 2026. There were no material changes to the Severance Plans, other than changes to the terms and conditions therein to reflect the Reorganization.

The foregoing description of the Severance Plans is only a summary and is subject to, and entirely qualified by reference to, the full text of the Severance Plans, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and which are incorporated herein by reference.

Incentive Plans

In connection with the Reorganization, Navient Holdings assumed the Amended and Restated Navient Corporation 2014 Omnibus Incentive Plan (the “2014 Navient Incentive Plan”), Navient Corporation 2024 Omnibus Incentive Plan (the “2024 Navient Incentive Plan”), Navient Corporation Employee Stock Purchase Plan (the “Navient ESPP”), Navient Corporation Deferred Compensation Plan (the “Navient Deferred Compensation Plan”) and Navient Corporation Deferred Compensation Plan for Directors (the “Navient Director Deferred Compensation Plan” and collectively with the 2014 Navient Incentive Plan, 2024 Navient Incentive Plan, Navient ESPP, Navient Deferred Compensation Plan, Navient Director Deferred Compensation Plan, the “Navient Plans”), and all of the obligations of Navient thereunder. In connection with the assumption of the Navient Plans and the Reorganization, the Board of Directors of Navient Holdings (the “Board”) approved the amendment and restatement of each of the Navient Plans with such amendment and restatements effective as of October 29, 2026 (such amended and restated plans, respectively, the Navient Holdings, Inc. 2024 Omnibus Incentive Plan (the “2024 Incentive Plan”), the Navient Holdings, Inc. 2014 Omnibus Incentive Plan (the “2014 Incentive Plan”), Navient Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), Navient Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) and Navient Holdings, Inc. Deferred Compensation Plan for Directors (the “Director Deferred Compensation Plan”). Additionally, Navient approved the amendment and restatement of the Navient Supplemental 401(k) Savings Plan (the “Supplemental 401(k) Plan” and collectively with the 2014 Incentive Plan, 2024 Incentive Plan, ESPP, Deferred Compensation Plan, and Director Deferred Compensation Plan, the “Plans”), to reflect that the stock issuable thereunder would relate to shares of Navient Holdings Common Stock in lieu of shares of Navient Common Stock with such amendment and restatements effective as of October 29, 2026.

The foregoing description of the Plans is only a summary and is subject to, and entirely qualified by reference to, the full text of the Plans, a copy of which is attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, to this Form 8-K and which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Section 251(g) of the DGCL, the provisions of the Certificate of Incorporation and Bylaws of Navient Holdings are substantially identical to those of Navient prior to the Merger.

The foregoing descriptions of the Certificate of Incorporation and Bylaws are only summaries and are subject to, and entirely qualified by reference to, the full text of the Certificate of Incorporation and Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and which are incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 29, 2026, the Board adopted a new Code of Business Conduct (the “Code of Conduct”) applicable to all employees, officers and directors of Navient Holdings and consultants hired by Navient Holdings, including its principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. There were no material changes to the Code of Conduct, other than changes to the terms and conditions therein to reflect the Reorganization. A copy of the Code of Conduct can be found on Navient Holdings’ website at https://www.navient.com/investors/corporate-governance/. Information contained on Navient Holdings’ website is not incorporated by reference herein and should not be considered to be part of this Form 8-K. The inclusion of Navient Holdings’ website address in this Form 8-K is an inactive textual reference only.

The foregoing description of the Code of Conduct is only a summary and is subject to, and entirely qualified by reference to, the full text of the Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 to this Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 28, 2026, by and among Navient Holdings, Inc., Navient Corporation and Relay Merger Sub LLC.

3.1	Certificate of Incorporation of Navient Holdings, Inc.

3.2	Bylaws of Navient Holdings, Inc.

4.1	Description of Navient Holdings, Inc.’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

10.1	Navient Holdings, Inc. Change in Control Severance Plan for Senior Officers.

10.2	Navient Holdings, Inc. Executive Severance Plan for Senior Officers.

10.3	Navient Holdings, Inc. 2024 Omnibus Incentive Plan.

10.4	Navient Holdings, Inc. 2014 Omnibus Incentive Plan.

10.5	Navient Holdings, Inc. Employee Stock Purchase Plan.

10.6	Navient Holdings, Inc. Deferred Compensation Plan.

10.7	Navient Holdings, Inc. Deferred Compensation Plan for Directors.

10.8	Navient LLC Supplemental 401(k) Savings Plan.

14.1	Navient Holdings, Inc. Code of Business Conduct.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT HOLDINGS, INC.

Dated: October 29, 2026	/s/ Matthew Sheldon
Matthew Sheldon, Senior Vice President & General Counsel